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                                                                      EXHIBIT 10

                                    AGREEMENT

         Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the beneficial ownership by each of the undersigned of shares of stock of BestNet Communications Corp.

         EXECUTED this 24th day of October, 2002.

                                     ALEXANDER CHRISTOPHER LANG

                                     /s/ Alexander Christopher Lang
                                     ------------------------------------------

                                     SOFTALK, INC.

                                     By:      /s/ Alexander Christopher Lang
                                              ---------------------------------
                                     Title:   President